SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     February 20, 2001
                                                         -----------------------



                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                        0-31479              58-1832055
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(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)



                     7213 Potomac Drive, Boise, Idaho 83704
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (208) 376-8500
                                                  ------------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         This Amendment No. 3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on February 26, 2001 (the "Initial 8-K") by Biogan International, Inc. (the "Company"), is filed with the SEC for the purpose of filing the letter by the Company's former accountants, Bersch Accounting (the "Former Auditors"), which is required to be filed in connection with the Company's disclosure concerning changes in the Company's accountants (the "Response Letter"). The Company received the Response Letter from the Former Auditors on March 23, 2001, and a copy of such letter is attached hereto as Exhibit 16.3.

         The Company and the Former Auditors continue to have certain disagreements, as described in the Initial 8-K, as amended, and the Response Letter, which disagreements the parties appear to be unable to resolve.

         The Company has requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether they agree with the above statements. The Company will file a copy of the Former Auditor's response letter by an amendment to this report on Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.  Not applicable.

         (c)      EXHIBITS.

                  16.1 Letter from Bersch Accounting to the Company regarding resignation (filed on March 8, 2001 as Exhibit 16.1 to the Company's Current Report on Form 8-K and incorporated herein by reference).

                  16.2 Letter from Bersch Accounting to the SEC regarding resignation (filed on March 8, 2001 as Exhibit 16.2 to the Company's Current Report on Form 8-K and incorporated herein by reference).

                  16.3 Letter from Bersch Accounting to the SEC regarding the Company's disclosures in this Amendment No. 2 to Form 8-K/A.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 27, 2001                    BIOGAN INTERNATIONAL, INC.


                                         By:      /S/ KERRY SMITH
                                            ------------------------------------
                                         Kerry D. Smith, Chief Financial Officer

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